EXHIBIT 10.1

                            ASSET PURCHASE AGREEMENT
                            ------------------------

      THIS ASSET PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of November _/S/ 15__, 2002, by and among PROJECT IV, INC., a Nevada corporation ("PROJECT IV"), WILLIAM E. KING, III ("KING"), M. PHILLIP WAGGONER ("WAGGONER"), and ROBERT A. GILLGRIST ("GILLGRIST" and, collectively, King, Waggoner, and Gillgrist are referred to as the "CROWFLY TEAM").

                                    RECITALS:
                                    ---------

      A. The Crowfly Team owns all of the existing rights to the Crowfly business plan, as described in Exhibit A (the "ASSET").

      B. The Crowfly Team desires to sell all of their rights to the Asset and Project IV desires to purchase all of the Crowfly Team's rights to the Asset on the terms and conditions set forth herein.

                                   AGREEMENT:
                                   ----------

      NOW, THEREFORE, in consideration of the mutual agreements, covenants and premises set forth herein for certain other good and valuable consideration, the receipt and adequacy which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    ASSET PURCHASE, PURCHASE PRICE AND RELATED TRANSACTIONS.
      --------------------------------------------------------

      1.1. SALE OF ASSET. Subject to the terms and conditions hereof, the Crowfly Team shall cause to be sold to Project IV, at the Closing (as defined below), and Project IV shall purchase and accept at the Closing, ownership of the Asset, free and clear of all liens and encumbrances of any kind.

      1.2. PURCHASE PRICE. As consideration for the sale of the Asset to Project IV, at the Closing, Project IV shall issue and deliver to the Crowfly Team Three Hundred Sixty Million (360,000,000) shares of common stock of Project IV (the "SHARES").

      1.3. CLOSING AND EFFECTIVE DATE. The closing shall occur simultaneously with the execution of this Agreement (the "CLOSING"). The date of Closing is referred to herein as the "CLOSING DATE." At the Closing:

           1.3.1. The Crowfly Team shall execute and deliver to Project IV such assignments and other documents as may (in the reasonable judgment of Project IV or its counsel) be necessary or appropriate to assign, convey, transfer and deliver to Project IV ownership of the Asset free of any liens and/or encumbrances; and

           1.3.2. Project IV shall execute and deliver to the Crowfly Team the Shares as contemplated by Section 1.2(a).

           1.3.3. Promptly after the Closing, Project IV shall change its name to "Crowfly, Inc."

           1.3.4. Prior to the Closing, Project IV shall have 800,000,000 shares of common stock authorized for issuance, of which 240,000,000 shares of common stock shall be outstanding.

           1.3.5. Promptly after Closing, each member of the Crowfly Team will enter into employment agreements with Project IV to operate Project IV.

2.    ADDITIONAL AGREEMENTS.
      ---------------------

      2.1. CONFIDENTIAL TREATMENT OF INFORMATION. From and after the date hereof, the parties hereto shall and shall cause their representatives to hold in confidence this Agreement (including the Exhibits hereto), all matters relating hereto and all data and information obtained with respect to the other parties, the Asset or their business, except such data or information as is published or is a matter of public record, or as compelled by legal process.

      2.2. PUBLIC ANNOUNCEMENTS. The parties will consult with each other before issuing any press releases or otherwise making any public statement with respect to this Agreement or any of the transactions contemplated hereby and no party will issue any such press release or make any such public statement without the prior written consent of the other parties, except as may be required by law or by the rules and regulations of any governmental authority or securities exchange.

      2.3. NONCOMPETE. The Crowfly Team created and has knowledge of the contents of the Asset. In further consideration for the purchase of the Asset, each member of the Crowfly Team hereby agrees that, during any time any member of the Crowfly Team is an employee of Project IV or immediately following the Closing, whichever occurs later, and for a period of two (2) years (which period of time is agreed to by the parties to be reasonable) following the termination of each member of the Crowfly Team's employment with Project IV, whether such termination is by Project IV or the employee, with or without cause, he will not in any manner, either directly or indirectly, including, without limitation, as an owner, investor, independent contractor, partner, member, joint venturer, shareholder, manager, officer, director, consultant, employee, agent, or licensee, for any person, firm, partnership, corporation, limited liability company or other entity, compete with Project IV, its affiliates, successors or assigns in Project IV's business anywhere within the United States and shall not establish any business similar in any respect to the business described in the Asset.

3.    REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE CROWFLY TEAM.
      -------------------------------------------------------------

      To further induce Project IV to enter into this Agreement and to consummate the transactions contemplated hereby, each member of the Crowfly Team jointly and severally represent and warrant to and covenant with Project IV as follows:

      3.1. AUTHORITY RELATIVE TO THIS AGREEMENT. The execution and delivery of this Agreement by each member of the Crowfly Team and the consummation by each member of the Crowfly Team of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of each member of the Crowfly Team as is necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by each member of the Crowfly Team and constitutes the legal, valid and binding obligations of each member of the Crowfly Team, enforceable against each member of the Crowfly Team in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application affecting the enforcement of creditors' rights generally.

      3.2. INTELLECTUAL PROPERTY. Each member of the Crowfly Team has the exclusive right to the Asset, and the use of such Asset does not conflict with or infringe upon the rights of any other person. No member of the Crowfly Team is (or Project IV), or will be, subject to any liability, direct or indirect, for infringement damages, royalties, or otherwise, by reason of (a) the use of the name "Crowfly" in or outside the United States or (b) the establishment of the business operations set forth in the Asset by Project IV.

      3.3. ASSET.

           3.3.1. The Crowfly Team owns the Asset free and clear of all liens and encumbrances and no other person has any rights to the Asset or any part thereof or any right to establish a business similar to the business described in the Asset.

           3.3.2. The Asset constitutes the Crowfly business plan, which is fully described in Exhibit A.

      3.4. EXECUTION; NO INCONSISTENT AGREEMENTS; ETC. The execution and delivery of this Agreement by each member of the Crowfly Team does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or Bylaws of each member of the Crowfly Team, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which each member of the Crowfly Team is a party, pursuant to which it otherwise receives benefits, or by which any of its properties may be bound.

      3.5. CONTINGENCIES. There are no actions, suits, claims or proceedings pending, or, to the knowledge of the Crowfly Team, after reasonable investigation, threatened against, by or affecting the Asset in any court or before any arbitrator or governmental agency. To the knowledge of the Crowfly Team, after reasonable investigation, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against the Asset. There are no agreements to which the Asset is subject which could effect the Asset.

      3.6. FULL DISCLOSURE. No representation or warranty of the Crowfly Team contained in this Agreement, and none of the statements or information concerning the Asset contained in this Agreement and the Exhibit, contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.    REPRESENTATIONS AND WARRANTIES OF PROJECT IV.
      ---------------------------------------------

      To induce the Crowfly Team to enter into this Agreement and to consummate the transactions contemplated hereby, Project IV represents and warrants to and covenants with the Crowfly Team as follows:

      4.1. ORGANIZATION. Project IV is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority to own, lease and operate its properties.

      4.2. AUTHORITY RELATIVE TO THIS AGREEMENT. The execution and delivery of this Agreement by Project IV and the consummation by Project IV of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Project IV as is necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Project IV and constitutes the legal, valid and binding obligations of Project IV, enforceable against Project IV in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application affecting the enforcement of creditors' rights generally.

      4.3. EXECUTION; NO INCONSISTENT AGREEMENTS; ETC. The execution and delivery of this Agreement by Project IV does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or Bylaws of Project IV, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which Project IV is a party, pursuant to which it otherwise receives benefits, or by which any of its properties may be bound.

      4.4.  FULL  DISCLOSURE.  No  representation  or  warranty  of  Project  IV contained in this Agreement, and none of the statements or information concerning Project IV contained in this Agreement and the Exhibits, contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.    INDEMNIFICATION.
      ---------------

      5.1. INDEMNIFICATION BY THE CROWFLY TEAM. Each member of the Crowfly Team (hereinafter collectively called the "INDEMNITOR") shall jointly and severally defend, indemnify and hold harmless Project IV, its direct and indirect parent corporations, subsidiaries and affiliates, their officers, directors, shareholders, employees and agents (hereinafter collectively called "PROJECT IV INDEMNITEES") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "PROJECT IV INDEMNIFIED LOSSES"), suffered or incurred by any Project IV Indemnitee by reason of, or arising out of any misrepresentation, breach of warranty or breach or non-fulfillment of any agreement of any member of the Crowfly Team contained in this Agreement or in any certificate, exhibit, instrument or document delivered to Project IV by or on behalf of any member of the Crowfly Team pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein).

      5.2. INDEMNIFICATION BY PROJECT IV. Project IV (hereinafter called the "INDEMNITOR") shall defend, indemnify and hold harmless each member of the Crowfly Team (hereinafter collectively called "INDEMNITEE") against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "INDEMNIFIED LOSSES"), suffered or incurred by the Indemnitee by reason of or arising out of any misrepresentation, breach of warranty or breach or non-fulfillment of any material agreement of Project IV contained in this Agreement or in any other certificate, exhibit, instrument or document delivered to the Crowfly Team by or on behalf of Project IV pursuant to the provisions of this Agreement.

6.    MISCELLANEOUS.

      6.1. NOTICES.

           6.1.1. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon delivery if delivered in person or if sent by Federal Express (or similar recognized international express courier service) to the parties at the following addresses:

           If to Crowfly Team:            220 William Street Extension
                                          Mount Pleasant, South Carolina 29464
                                          Attention:     William E. King, III

           If to Project IV:              4702 Oleander Drive, Suite 200
                                          Myrtle Beach, South Carolina 29577
                                          Attention: John Gandy

           With a copy to:                Kirkpatrick & Lockhart LLP
                                          Miami Center - Suite 2000
                                          201 South Biscayne Boulevard
                                          Miami, Florida 33131
                                          Attention:     Clayton E. Parker, Esq.

           6.1.2. Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

      6.2. SURVIVAL. The representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect and survive after the Closing.

      6.3. COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Exhibits hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by a written instrument signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel.

      6.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina. The parties hereto agree that any claim, suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be submitted for adjudication exclusively in __________, South Carolina and each party hereto expressly agrees to be bound by such selection of jurisdiction and venue for purposes of such adjudication. Each party (a) waives any objection which it may have that such court is not a convenient forum for any such adjudication, (b) agrees and consents to the personal jurisdiction of such court with respect to any claim or dispute arising out of or relating to this Agreement or the transactions contemplated hereby and (c) agrees that process issued out of such court or in accordance with the rules of practice of such court shall be properly served if served personally or served by certified mail or other form of substituted service, as provided under the rules of practice of such court.

      6.5. ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

      6.6. ATTORNEYS' FEES. In the event of any litigation or other proceeding arising out of or in connection with this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other party or parties, including, without limitation, fees and costs incurred in collecting any judgments or in connection with any appeal.

      IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement as of the date first above written.

                                         PROJECT IV:

                                         By: /s/  John W. Gandy
                                             -----------------------------
                                         Name:   John W. Gandy
                                         Title:  PRESIDENT


                                         THE CROWFLY TEAM:


                                         /s/ William E. King III
                                         ---------------------------------
                                         William E. King, III


                                         /s/ M. Phillip Waggoner
                                         ---------------------------------
                                         M. Phillip Waggoner


                                         /s/ Robert A. Gillgrist
                                         ---------------------------------
                                         Robert A. Gillgrist

                                    EXHIBIT A
                                    ---------

                            DESCRIPTION OF THE ASSET
                            ------------------------